UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2009

NANOVIRICIDES, INC.

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut	06516
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 25, 2009, NanoViricides, Inc. (the "Registrant") announced that it entered into a Material Transfer Agreement (the “Agreement”) with a pharmaceutical company (the “Co-Party”), which pursuant to the Agreement, has not authorized the disclosure of its identity or the terms of the Agreement except for securities reporting purposes.  Pursuant to the Agreement, the Co-Party will evaluate one of the Registrant’s compounds as a drug candidate for certain viral infections of the external eye.  The Agreement also provides that following the evaluation, should the Co-Party so elect, the parties may enter into good faith negotiations for an exclusive, worldwide license for drug development and commercialization of the eye drug candidate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009		NANOVIRICIDES, INC.

	By:	/s/ Eugene Seymour
Eugene Seymour, Chief Executive Officer